June 30, 2014 Quarterly Results Presentation July 31, 2014 Exhibit 99.2

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Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation.
The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

QUARTERLY OVERVIEW Phil Heasley Chief Executive Officer

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Q2 2014 in Review

•
SNET bookings up 16%
•
Revenue up 24%
•
Adjusted EBITDA up 46%
•
Continued market interest in Universal Payments
•
Pipeline strong across all regions
•
Announced acquisition of ReD
•
Reiterating organic guidance

FINANCIAL REVIEW Scott Behrens Chief Financial Officer

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Key Takeaways from the Quarter
• Sales Bookings
– Q2 new sales bookings up 16%, or 14% excluding contribution from Official
Payments
• Backlog
– 12-month backlog of $885 million, up $2 million from Q1 2014
– 60-month backlog of $3.92 billion, up $14 million from Q1 2014
• Revenue Growth
– Non-GAAP revenue growth of 23%, or 4% organically
– Revenue increase driven from inclusion of Official Payments and strong execution
– SaaS subscription and transaction revenues up 58% over prior year quarter representing 42% of total revenue
– Recurring revenue grew to $191 million, or 75% of total revenue

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Key Takeaways from the Quarter
• Operating Expense
– Operating expense increase driven primarily from inclusion of OPAY operations
– OPAY contributed $33 million to Q2 operating expense
– Incurred $4 million of expenses related to significant transaction related expenses
• Operating Income and EBITDA
– Non-GAAP operating income of $31 million grew 76% from Q2 last year
– Adjusted EBITDA of $56 million grew 46% from Q2 last year
• Operating Free Cash Flow
– Operating free cash flow of $28 million, up 29% over Q2 last year
• Debt and Liquidity
– Ended quarter with $55 million in cash and $753 million in debt
• Acquisition of ReD announced July 21, 2014
– Purchase price of $205 million cash; financed with existing credit facility and an incremental term loan
– Expected to close mid Q3 and contribute $18 million in revenue and $4 million in EBITDA during remainder of 2014

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2014 Guidance
• Guidance
– Sales, net of term extensions to grow in the upper single digits
– Revenue and margin phasing by quarter consistent with seasonal history
– Q3 non-GAAP revenue expected to be in the range of $250 - $260 million

Key Metrics
2014 Guidance
Low High
Non-GAAP Revenue $1,060 $1,080
Adjusted EBITDA
$290
$300
$s in millions
• Notes
– We will update guidance for the ReD acquisition upon closing
– These metrics exclude approximately $15 million in one-time integration related expenses and include $2 million for the deferred revenue adjustments
– Guidance assumes estimates for non-cash purchase accounting adjustments, intangible valuations and deferred revenue adjustment

APPENDIX

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Monthly Recurring Revenue

Quarter Ended
Monthly Recurring Revenue (millions)
June 30,
2014 2013
Monthly Software license fees $23.0 $21.9
Maintenance fees 62.3 57.8
Processing services 105.6 68.6
Monthly Recurring Revenue $190.9 $148.3

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Historic Sales Bookings By Quarter 2012-2014
Quarter-End
Total Economic
Value of Sales
Sales Mix by Category
Add-on Business
inc. Capacity
Upgrades &
Services Term Extension
New Accounts /
New
Applications
3/31/2012 $108,462 $5,958 $58,602 $43,902
5% 54% 40%
6/30/2012 $156,188 $9,855 $102,417 $43,916
6% 66% 28%
9/30/2012 $192,310 $23,802 $102,576 $65,932
12% 53% 34%
12/31/2012 $309,143 $52,206 $145,917 $111,020
12% 53% 34%
3/31/2013 $111,588 $5,778 $70,736 $35,074
5% 63% 31%
6/30/2013 $180,107 $33,717 $95,461 $50,929
19% 53% 28%
9/30/2013 $211,827 $42,345 $105,609 $63,874
20% 50% 30%
12/31/2013 $384,322 $45,846 $200,748 $137,729
12% 52% 36%
3/31/2014 $170,212 $36,928 $84,974 $48,311
22% 50% 28%
6/30/2014 $234,346 $44,321 $106,056 $83,969
19% 45% 36%
Sales
New Accounts /
New
Applications
Add-on Business
inc. Capacity
Upgrades &
Services Term Extension
JUN YTD 14 $404,558 $81,248 $191,030 $132,280
JUN YTD 13 $291,695 $39,495 $166,197 $86,003
Variance $112,863 $41,753 $24,833 $46,277

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Sales Bookings, Net of Term Extensions (SNET)

Sales Net of Term Extensions
Channel
Qtr Ended
Jun 14
Qtr Ended
Jun 13
% Growth or
Decline
Americas $97,188 $82,376 18.0%
EMEA 36,361 28,542 27.4%
Asia-Pacific 16,827 18,260 -7.8%
Total Sales (Net of Term Ext.) $150,377 $129,178 16.4%

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Non-GAAP Operating Income

Quarter Ended
Non-GAAP Operating Income (millions)
June 30,
2014 2013
Operating income $26.7 $11.5
Plus:
Deferred revenue fair value adjustment 0.5 2.0
Employee related actions 1.4 2.4
Significant transaction related expenses 2.1 1.5
Non-GAAP Operating Income $                     30.7 $ 17.4

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Adjusted EBITDA

Quarter Ended
Adjusted EBITDA (millions)
June 30,
2014 2013
Net income $11.2 $1.9
Plus:
Income tax expense 2.4 2.3
Net interest expense 9.2 5.8
Net other expense 3.9 1.5
Depreciation expense 5.2 4.2
Amortization expense 15.3 12.7
Non-cash compensation expense 4.4 3.8
Adjusted EBITDA $51.6 $32.2
Deferred revenue fair value adjustment 0.5 2.0
Employee related actions 1.4 2.4
Significant transaction related expenses 2.1 1.5
Adjusted EBITDA excluding significant
transaction related expenses $                     55.6 $                 38.1

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Operating Free Cash Flow

* Tax effected at 35%
Reconciliation of Operating Free Cash Flow
(millions)
Quarter Ended June 30,
2014 2013
Net cash provided (used) by operating activities $33.1 $22.7
Payments associated with acquired opening
balance sheet liabilties
0.3 -
Net after-tax payments associated with employee-
related actions
0.9 2.1
Net after-tax payments associated with lease
terminations
0.2 0.2
Net after-tax payments associated with significant
transaction related expenses
1.2 1.4
Less capital expenditures (7.5) (4.6)
Operating Free Cash Flow $28.2 $21.8

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60-Month Backlog

Quarter Ended
Backlog 60-Month (millions)
June 30, June 30,
2014 2013
Americas $2,874 $2,117
EMEA 765 691
Asia/Pacific 285 276
Backlog 60-Month $3,924 $3,084
Deferred Revenue $190 $209
Other 3,734 2,875
Backlog 60-Month $3,924 $3,084

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Backlog as a Contributor of Quarterly Revenue
• Backlog from monthly recurring revenues and project go-lives continues to drive current quarter GAAP revenue
• Revenue from current quarter sales consistent with prior quarters

Backlog as Contributor of Revenue (thousands)
Quarter Ended June
30, % Growth
2014 2013
Revenue from Backlog $   244,240 $   188,291 29.7%
Revenue from Sales 10,568 17,539 -39.7%
Total Revenue $   254,808 $   205,830 23.8%
Revenue from Backlog 96% 91%
Revenue from Sales 4% 9%

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Non-Cash Compensation, Acquisition Intangibles and
Software, and Significant Transaction Related Expenses

Acquisition Intangibles & Software, Non-cash
equity based compensation Quarter Ended
(millions)
June 30,
2014 2013
EPS Impact
$ in Millions
(Net of Tax)
EPS Impact
$ in Millions
(Net of Tax)
Significant transaction related expenses $ 0.02 $ 2.3 $ 0.02 $ 2.5
Deferred revenue fair value adjustment 0.01 0.3 0.01 1.3
Amortization of acquisition-related intangibles 0.03 3.8 0.03 3.1
Amortization of acquisition-related software 0.03 3.3 0.02 3.0
Non-cash equity-based compensation 0.02 2.9 0.02 2.5
Total
$                     0.11 $ 12.6 $ 0.10 $ 12.4
* Tax Effected at 35%
All references to per share amounts have been retroactively adjusted to reflect the
July 10, 2014 three-for-one stock split for all periods presented.

5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.40
2.46
2.41
2.85
2.71
2.56
2.47
2.68
2.62
2.53
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

ACI UNIVERSAL PAYMENTS

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Contract Duration Metric
• Represents dollar average remaining contract life (in years) for term license software contracts
• Excludes perpetual contracts (primarily heritage S1 licensed software contracts)
• Excludes all hosted contracts as both cash and revenue are ratable over the contract term

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Non-GAAP Financial Measures
To supplement our financial results presented on a GAAP basis, we use the non-GAAP measure indicated in the tables, which exclude certain business combination accounting entries related to the acquisitions of ORCC and S1 and significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization and share-based compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include:

• Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by S1 and
Online Resources if not for GAAP purchase accounting requirements. Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue.
• Non-GAAP operating income: operating income (loss) plus deferred revenue that would have been recognized in the normal course of business by S1 and Online Resources if not for GAAP purchase accounting requirements and significant transaction related expenses. Non-
GAAP operating income should be considered in addition to, rather than as a substitute for, operating income (loss).
• Adjusted EBITDA: net income (loss) plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by S1 and Online Resources if not for GAAP purchase accounting requirements and significant transaction related expenses. Adjusted
EBITDA should be considered in addition to, rather than as a substitute for, operating income (loss).

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Non-GAAP Financial Measures
ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with significant transaction related expenses, net after-tax payments associated with IBM IT outsourcing transition and termination, and less capital expenditures. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.
ACI also includes backlog estimates, which include all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.

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Non-GAAP Financial Measures
Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions:

• Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.
• License, facilities management, and software hosting arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences.
• Non-recurring license arrangements are assumed to renew as recurring revenue streams.
• Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar.
• Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.
Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminat
e their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-
month period.
Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.

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Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “ will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of
1995.
Forward-looking statements in this presentation include, but are not limited to, statements regarding:
• continued market interest in Universal Payments;
• strong sales pipeline;
• Expectations relating to the timing of the close of ReD and the revenue and EBITDA contributions during the remainder of
2014.
• expectations regarding 2014 financial guidance related to revenue and adjusted EBITDA;
• expectations regarding full year SNET; and
• expectations regarding Q3 2014 revenue.
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Forward-Looking Statements
All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the
Securities and Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Online Resources, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K,
Registration Statement on Form S-4, and subsequent reports on Forms 10-Q and 8-K.
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